PROSHARES TRUST

ProShares Inflation Expectations ETF

Supplement dated September 19, 2016

to the Fund’s Summary Prospectus, Statutory Prospectus and

Statement of Additional Information dated October 1, 2015,

each as supplemented or amended

Effective immediately, ProShare Advisors has contractually agreed to cap the Fund’s net expense ratio at 0.30% through September 30, 2017. The following replaces the corresponding information in the Fund’s Summary and Statutory Prospectuses:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
Investment Advisory Fees	0.55%
Other Expenses	3.32%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.87%
Fee Waiver/Reimbursement*	-3.57%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements†	0.30%

*ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.30% through September 30, 2017. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

† The information in the table has been restated to reflect current fees and expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$850	$1,688	$3,868

INVESTMENT RESULTS

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2015): 4.30%

Worst Quarter (ended 9/30/2015): -10.44%

The year-to-date return as of the most recent quarter, which ended June 30, 2016, was -4.72%.

Please retain this supplement for future reference.